UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2005

Savient Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-15313	13-3033811

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

One Tower Center, 14th Floor East Brunswick, New Jersey 08816

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (732) 418-9300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)      On October 5, 2005, Lawrence A. Gyenes resigned as Senior Vice President, Chief Financial Officer and Treasurer of Savient Pharmaceuticals, Inc. (the “Company”).

(c)      On October 5, 2005, Gina Gutzeit, age 44, was appointed Interim Chief Financial Officer of the Company.

Since September 2002, Ms. Gutzeit has been a senior managing director with FTI Palladium Partners, the interim management practice of FTI Consulting, Inc., a corporate finance consulting firm. From July 2000 to August 2002, Ms. Gutzeit was a partner in the Financial Advisory Services practice of PricewaterhouseCoopers LLP.

The full text of the press release issued in connection with the resignation of Mr. Gyenes and the appointment of Ms. Gutzeit is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements And Exhibits

(d) Exhibits

99.1	Press release dated October 5, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVIENT PHARMACEUTICALS, INC.

Date: October 12, 2005	By:	/s/ Philip K. Yachmetz

Philip K. Yachmetz Senior Vice President, General Counsel and Secretary